Income Taxes	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

As of March 31, 2017, the Company had net operating loss carry forwards of approximately $12,444,769 that may be available to reduce future years’ taxable income in varying amounts through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the years ended March 31, 2017 and 2016:

	March 31, 2017	March 31, 2016
Federal income tax benefit attributable to:
Current operations	$1,102,052	$601,276
Less: valuation allowance	(1,102,052)	(601,276)
Net provision for Federal income taxes	$—	$—

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows as of March 31, 2017 and 2016:

	March 31, 2017	March 31, 2016
Deferred tax asset attributable to:
Net operating loss carryover	$4,231,221	$3,129,170
Less: valuation allowance	(4,231,221)	(3,129,170)
Net deferred tax asset	$—	$—

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $12,444,769 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.